ASSERTION OF COMPLIANCE WITH
                          APPLICABLE SERVICING CRITERIA

The Bank of New York and The Bank of New York Trust Company, N. A. (collectively, the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) residential mortgage-backed securities and other mortgage-related asset-backed securities issued on or after January 1, 2006 (and like-kind transactions issued prior to January 1, 2006) for which the Company provides trustee, securities administration, or paying agent or custodial services.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto. Servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company's obligation to report additions, removals or substitutions on reports to investors and to obtain servicer certifications related to any additions, removals or substitutions in accordance with the transaction agreements.

Period: Twelve months ended December 31, 2007 (the "Period")

With respect to the Platform and the Period, the Company's management provides the following assertion of compliance with respect to the Applicable Servicing
Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.



The Bank of New York
The Bank of New York Trust
Company, N.A.                        The Bank of New York
[GRAPHIC OMITTED]                    [GRAPHIC OMITTED]


/s/Patrick J. Tadie                  /s/Samir Pandiri
Patrick J. Tadie                     Samir Pandiri
Authorized Officer                   Authorized Officer



March 5, 2008


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                                                                 Appendix 1

---------------------------- ------------------------------------------------------------- ------------------- ---------------------
                                                                                             APPLICABLE TO         NOT APPLICABLE
REG AB REFERENCE                                  SERVICING CRITERIA                            PLATFORM             TO PLATFORM
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
                             General Servicing Considerations
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
                             Policies and procedures are instituted to monitor any
       1122(d)(1)(i)         performance or other triggers and events of default in
                             accordance with the transaction agreements.                           X
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(1)(ii)         If any material servicing activities are outsourced to                                       X
                             third parties, policies and procedures are instituted to
                             monitor the third party's performance and compliance with
                             such servicing activities.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(1)(iii)        Any requirements in the transaction agreements to maintain                                   X
                             a back-up servicer for the [pool assets] are maintained.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is in                                        X
                             effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                             required by and otherwise in accordance with the terms of
                             the transaction agreements.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
                             Cash Collection and Administration
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
                             Payments on [pool assets] are deposited into the
                             appropriate custodial bank accounts and related bank
       1122(d)(2)(i)         clearing accounts no more than two business days following
                             receipt, or such other number of days specified in the                X
                             transaction agreements.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of an                  X
                             obligor or to an investor are made only by authorized
                             personnel.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(2)(iii)        Advances of funds or guarantees regarding collections, cash           X
                             flows or distributions, and any interest or other fees
                             charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(2)(iv)         The related accounts for the transaction, such as cash                X
                             reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with
                             respect to commingling of cash) as set forth in the
                             transaction agreements.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
       1122(d)(2)(v)         Each custodial account is maintained at a federally insured           X
                             depository institution as set forth in the transaction
                             agreements. For purposes of this criterion, "federally
                             insured depository institution" with respect to a foreign
                             financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                             Securities Exchange Act.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent                      X
                             unauthorized access.
---------------------------- ------------------------------------------------------------- ------------------- ---------------------
      1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for all               X
                             asset-backed securities related bank accounts, including
                             custodial accounts and related bank clearing accounts.
                             These reconciliations are (A) mathematically accurate; (B)
                             prepared within 30 calendar days after the bank statement
                             cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                             someone other than the person who prepared the
                             reconciliation; and (D) contain explanations for
                             reconciling items. These reconciling items are resolved
                             within 90 calendar days of their original identification,
                             or such other number of days specified in the transaction
                             agreements
---------------------------- ------------------------------------------------------------- ------------------- ---------------------


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---------------------------- ------------------------------------------------------------- ------------------- ---------------------
REG AB REFERENCE                                 SERVICING CRITERIA                       APPLICABLE TO PLATFORM     NOT APPLICABLE
                                                                                                                       TO PLATFORM
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
                            Investor Remittances and Reporting
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
                            Reports to investors, including those to be filed with the
                            Commission, are maintained in accordance with the
                            transaction agreements and applicable Commission
                            requirements. Specifically, such reports (A) are prepared
                            in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
      1122(d)(3)(i)         calculated in accordance with the terms specified in the
                            transaction agreements; (C) are filed with the Commission
                            as required by its rules and regulations; and (D) agree
                            with investors' or the trustee's records as to the total                 X
                            unpaid principal balance and number of [pool assets]
                            serviced by the Servicer.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in                   X
                            accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(3)(iii)        Disbursements made to an investor are posted within two                  X
                            business days to the Servicer's investor records, or such
                            other number of days specified in the transaction
                            agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(3)(iv)        Amounts remitted to investors per the investor reports
                            agree with cancelled checks, or other form of payment, or
                            custodial bank statements
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
                            Pool Asset Administration
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
                            Collateral or security on [pool assets] is maintained as
      1122(d)(4)(i)         required by the transaction agreements or related mortgage
                            loan documents.                                                          X
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(ii)        [pool asset] and related documents are safeguarded as                    X
                            required by the transaction agreements
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(4)(iii)        Any additions, removals or substitutions to the asset pool               X
                            are made, reviewed and approved in accordance with any
                            conditions or requirements in the transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(iv)        Payments on [pool assets], including any payoffs, made in                                       X
                            accordance with the related [pool asset] documents are
                            posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                            allocated to principal, interest or other items (e.g.,
                            escrow) in accordance with the related [pool asset]
                            documents.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(v)         The Servicer's records regarding the [pool assets] agree                                        X
                            with the Servicer's records with respect to an obligor's
                            unpaid principal balance.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(vi)        Changes with respect to the terms or status of an obligor's                                     X
                            [pool assets] (e.g., loan modifications or re-agings) are
                            made, reviewed and approved by authorized personnel in
                            accordance with the transaction agreements and related pool asset documents.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g., forbearance                                          X
                            plans, modifications and deeds in lieu of foreclosure,
                            foreclosures and repossessions, as applicable) are
                            initiated, conducted and concluded in accordance with the
                            timeframes or other requirements established by the
                            transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------


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---------------------------- ------------------------------------------------------------- ------------------- ---------------------
REG AB REFERENCE                                 SERVICING CRITERIA                       APPLICABLE TO PLATFORM     NOT APPLICABLE
                                                                                                                       TO PLATFORM
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(4)(viii)       Records documenting collection efforts are maintained                                           X
                            during the period a [pool asset] is delinquent in
                            accordance with the transaction agreements. Such records
                            are maintained on at least a monthly basis, or such other
                            period specified in the transaction agreements, and
                            describe the entity's activities in monitoring delinquent
                            [pool assets] including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                            is deemed temporary (e.g., illness or unemployment).
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(ix)        Adjustments to interest rates or rates of return for [pool                                      X
                            assets] with variable rates are computed based on the
                            related [pool asset] documents.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as                                       X
                            escrow accounts): (A) such funds are analyzed, in
                            accordance with the obligor's [pool asset] documents, on at least an annual basis, or such other period specified in
                            the transaction agreements; (B) interest on such funds is
                            paid, or credited, to obligors in accordance with
                            applicable [pool asset] documents and state laws; and (C)
                            such funds are returned to the obligor within 30 calendar
                            days of full repayment of the related [pool assets], or
                            such other number of days specified in the transaction
                            agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or                                           X
                            insurance payments) are made on or before the related
                            penalty or expiration dates, as indicated on the
                            appropriate bills or notices for such payments, provided
                            that such support has been received by the Servicer at
                            least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(4)(xii)        Any late payment penalties in connection with any payment                                       X
                            to be made on behalf of an obligor are paid from the
                            Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
                            Disbursements made on behalf of an obligor are posted
                            within two business days to the obligor's records
     1122(d)(4)(xiii)       maintained by the Servicer, or such other number of days                                        X
                            specified in the transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
     1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible accounts are                                       X
                            recognized and recorded in accordance with the transaction agreements.
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
      1122(d)(4)(xv)        Any external enhancement or other support, identified in                 X
                            Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements
--------------------------- ------------------------------------------------------------- ------------------------ -----------------
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